SilverPepper Long/Short Emerging Markets Currency Fund

Institutional Class Shares – SPEFX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated October 24, 2022, to the

Prospectus and Statement of Additional Information (“SAI”)

dated November 1, 2022.

The Long/Short Emerging Markets Currency Fund has not commenced operations and therefore is currently not available for purchase.

Please retain this Supplement with your records.